UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 2, 2006

Knology, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-32647	58-2424258
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1241 O.G.Skinner Drive, West Point, Georgia		31833
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	706-645-8752

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

At the Knology, Inc. ("the Company") Annual Meeting of Stockholders held on May 2, 2006, the Company’s stockholders approved the Knology, Inc. 2006 Incentive Plan (the "2006 Plan"). The board of directors of the Company previously approved the 2006 Plan on March 23, 2006, subject to stockholder approval at the annual meeting. A description of the material terms of the 2006 Plan was included in the Company’s definitive proxy statement relating to the Annual Meeting as filed with the Securities and Exchange Commission on March 31, 2006. The aggregate number of shares of our common stock reserved and available for issuance pursuant to awards granted under the 2006 Plan is 2,000,000.

Item 9.01 Financial Statements and Exhibits.

Ex. 99.1 Knology, Inc. 2006 Incentive Plan

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Knology, Inc.

May 8, 2006	By:	M. Todd Holt

Name: M. Todd Holt
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Knology, Inc. 2006 Incentive Plan